                                                                   EXHIBIT 10.70


--------------------------------------------------------------------------------

                             IXL ENTERPRISES, INC.
                           (a Delaware corporation)


                       5,600,000 Shares of Common Stock

                          (Par Value $.01 Per Share)

                            U.S. PURCHASE AGREEMENT
                            -----------------------










--------------------------------------------------------------------------------
Dated: November 18,  1999

                                Table of Contents

                                                                            Page
                                                                            ----

 U.S. PURCHASE AGREEMENT.......................................................1

   SECTION 1.  Representations and Warranties..................................3
               ------------------------------
     (a)      Representations and Warranties by the Company....................3
     (b)      Representations and Warranties by the Selling
              Shareholders....................................................13
     (c)      Officer's Certificates..........................................16

   SECTION 2.  Sale and Delivery to U.S. Underwriters; Closing................16
               -----------------------------------------------
     (a)      Initial Securities..............................................16
     (b)      Option Securities...............................................16
     (c)      Payment.........................................................17
     (d)      Denominations; Registration.....................................17

   SECTION 3.  Covenants of the Company.......................................18
               ------------------------
     (a)      Compliance with Securities Regulations and Commission Requests..18
     (b)      Filing of Amendments............................................18
     (c)      Delivery of Registration Statements.............................18
     (d)      Delivery of Prospectuses........................................19
     (e)      Continued Compliance with Securities Laws.......................19
     (f)      Blue Sky Qualifications.........................................19
     (g)      Rule 158........................................................20
     (h)      Use of Proceeds.................................................20
     (i)      Listing.........................................................20
     (j)      Restriction on Sale of Securities...............................20
     (k)      Reporting Requirements..........................................20
     (l)      Compliance with Rule 463........................................21

   SECTION 4.  Payment of Expenses............................................21
               -------------------
     (a)      Expenses........................................................21
     (b)      Expenses of the Selling Shareholders............................21
     (c)      Termination of Agreement........................................21
     (d)      Allocation of Expenses..........................................22

   SECTION 5.  Conditions of U.S. Underwriters' Obligations...................22
               --------------------------------------------
     (a)      Effectiveness of Registration Statement.........................22
     (b)      Opinions of Counsel for Company.................................22
     (c)      Opinion of Counsel for the Selling Shareholders.................22
     (d)      Opinion of Counsel for U.S. Underwriters........................22
     (e)      Officers' Certificate...........................................23

     (f)      Certificate of Selling Shareholders.............................23
     (g)      Accountants' Comfort Letters....................................23
     (h)      Bring-down Comfort Letters......................................23
     (i)      Approval of Listing.............................................24
     (j)      No Objection....................................................24
     (k)      Lock-up Agreements..............................................24
     (l)      Purchase of Initial International Securities....................24
     (m)      Conditions to Purchase of U.S. Option Securities................24
     (n)      Additional Documents............................................25
     (o)      Termination of Agreement........................................25

   SECTION 6.  Indemnification................................................25
               ---------------
     (a)      Indemnification of U.S. Underwriters by the Company and Certain
              Selling Shareholders............................................25
     (b)      Indemnification of U.S. Underwriters by Selling Shareholders Not
              Listed on Schedule E hereto.....................................27
     (c)      Indemnification of Company, Directors and Officers and Selling
              Shareholders....................................................27
     (d)      Actions against Parties; Notification...........................27
     (e)      Settlement without Consent if Failure to Reimburse..............28
     (f)      Order of Priority for Indemnification...........................28
     (g)      Other Agreements with Respect to Indemnification................29

   SECTION 7.  Contribution...................................................29
               ------------

   SECTION 8.  Representations, Warranties and Agreements to Survive
               -----------------------------------------------------
               Delivery.......................................................30
               --------

   SECTION 9.  Termination of Agreement.......................................30
               ------------------------
     (a)      Termination; General............................................30
     (b)      Liabilities.....................................................31

   SECTION 10. Default by One or More of the U.S. Underwriters................31
               -----------------------------------------------

   SECTION 11. Default by One or More of the Selling Shareholders or the
               ---------------------------------------------------------
               Company........................................................32
               -------

   SECTION 12. Notices........................................................32
               -------

   SECTION 13. Parties........................................................33
               -------

   SECTION 14. GOVERNING LAW AND TIME.........................................33
               ----------------------

   SECTION 15. Effect of Headings.............................................33
               ------------------

SCHEDULE A...............................................................Sch A-1

SCHEDULE B...............................................................Sch B-1

SCHEDULE C...............................................................Sch C-1

SCHEDULE D...............................................................Sch D-1

SCHEDULE E...............................................................Sch E-1

Exhibit A-1................................................................A-1-1

Exhibit A-2................................................................A-2-1

Exhibit A-3................................................................A-3-1

Exhibit A-4................................................................A-4-1

Exhibit B....................................................................B-1

Exhibit C....................................................................C-1

                             IXL ENTERPRISES, INC.

                           (a Delaware corporation)

                       5,600,000 Shares of Common Stock

                          (Par Value $0.01 Per Share)

                            U.S. PURCHASE AGREEMENT
                            -----------------------

                                                               November 18, 1999

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
     Incorporated
Donaldson, Lufkin & Jenrette Securities Corporation
BancBoston Robertson Stephens Inc.
First Union Securities, Inc.
The Robinson-Humphrey Company, LLC
  as U.S. Representatives of the several U.S. Underwriters
c/o  Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith
          Incorporated

North Tower
World Financial Center
New York, New York  10281-1209

Ladies and Gentlemen:

     iXL Enterprises, Inc., a Delaware corporation (the "Company"), and the persons listed in Schedule B hereto (the "Selling Shareholders") confirm their respective agreements with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other U.S. Underwriters named in Schedule A hereto (collectively, the "U.S. Underwriters", which term shall also include any underwriter substituted as hereinafter provided in
Section 10 hereof), for whom Merrill Lynch, Donaldson, Lufkin & Jenrette Securities Corporation, BancBoston Robertson Stephens Inc., First Union Securities, Inc., and The Robinson-Humphrey Company, LLC are acting as representatives (in such capacity, the "U.S. Representatives"), with respect to
(i) the sale by the Company and Selling Shareholders, acting severally and not jointly, and the purchase by the U.S. Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $0.01 per share, of the Company ("Common

Stock") set forth in Schedules A and B hereto, and (ii) the grant by the Company to the U.S. Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 840,000 additional shares of Common Stock to cover over-allotments, if any. The aforesaid 5,600,000 shares of Common Stock (the "Initial U.S. Securities") to be purchased by the U.S. Underwriters and all or any part of the 840,000 shares of Common Stock subject to the option described in Section 2(b) hereof (the "U.S. Option Securities") are hereinafter called, collectively, the "U.S. Securities".

     It is understood that the Company is concurrently entering into an agreement dated the date hereof (the "International Purchase Agreement") providing for the sale by the Company and the Selling Shareholders of an aggregate of 1,400,000 shares of Common Stock (the "Initial International Securities") through arrangements with certain underwriters outside the United States and Canada (the "International Managers") for which Merrill Lynch International, Donaldson, Lufkin & Jenrette International, BancBoston Robertson Stephens International Ltd and The Robinson-Humphrey Company, LLC are acting as lead managers (the "Lead Managers") and the grant by the Company to the International Managers, acting severally and not jointly, of an option to purchase all or any part of the International Managers' pro rata portion of up to 210,000 additional shares of Common Stock solely to cover over-allotments, if any (the "International Option Securities" and, together with the U.S. Option Securities, the "Option Securities"). The Initial International Securities and the International Option Securities are hereinafter called the "International Securities". It is understood that the Company is not obligated to sell and the U.S. Underwriters are not obligated to purchase, any Initial U.S. Securities unless all of the Initial International Securities are contemporaneously purchased by the International Managers.

     The U.S. Underwriters and the International Managers are hereinafter collectively called the "Underwriters", the Initial U.S. Securities and the Initial International Securities are hereinafter collectively called the "Initial Securities", and the U.S. Securities, and the International Securities are hereinafter collectively called the "Securities".

     The Underwriters will concurrently enter into an Intersyndicate Agreement of even date herewith (the "Intersyndicate Agreement") providing for the coordination of certain transactions among the Underwriters under the direction of Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (in such capacity, the "Global Coordinator").

     The Company understands that the U.S. Underwriters propose to make a public offering of the U.S. Securities as soon as the U.S. Representatives deem advisable after this Agreement has been executed and delivered.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (No. 333-88847) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses. Promptly after execution and delivery of this Agreement, the Company will either
(i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule

430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or (ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). Two forms of prospectus are to be used in connection with the offering and sale of the Securities: one relating to the U.S. Securities (the "Form of U.S. Prospectus") and one relating to the International Securities (the "Form of International Prospectus"). The Form of International Prospectus is identical to the Form of U.S. Prospectus, except for the front cover and back cover pages and the information under the caption "Underwriting." The information included in any such prospectus or in any such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Each Form of U.S. Prospectus and Form of International Prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto and schedules thereto at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final Form of U.S. Prospectus and the final Form of International Prospectus in the forms first furnished to the Underwriters for use in connection with the offering of the Securities are herein called the "U.S. Prospectus" and the "International Prospectus," respectively, and collectively, the "Prospectuses." If Rule 434 is relied on, the terms "U.S. Prospectus" and "International Prospectus" shall refer to the preliminary U.S. Prospectus dated November 4, 1999 and preliminary International Prospectus dated November 4, 1999, respectively, each together with the applicable Term Sheet and all references in this Agreement to the date of such Prospectuses shall mean the date of the applicable Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the U.S. Prospectus, the International Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

     SECTION   Representations and Warranties.
               ------------------------------

     (1) Representations and Warranties by the Company. The Company represents and warrants to each U.S. Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b), hereof and agrees with each U.S. Underwriter, as follows:

     (1) Compliance with Registration Requirements. Each of the
         -----------------------------------------
Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

     At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any U.S. Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither of the Prospectuses nor any amendments or supplements thereto (including the prospectus wrapper relating to sales of Securities in Canada (except as it relates specifically to matters of Canadian law)), at the time the Prospectuses or any amendments or supplements thereto were issued and at the Closing Time (and, if any U.S. Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectuses shall not be "materially different", as such term is used in Rule 434, from the prospectuses included in the Registration Statement at the time it became effective. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the U.S. Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any U.S. Underwriter through the U.S. Representatives expressly for use in the Registration Statement or the U.S. Prospectus.

     The Company has filed a registration statement pursuant to Section 12(b) of the Securities Exchange Act of 1934 (the "1934 Act"), to register the Common Stock, and such registration statement has been declared effective.

     Each preliminary prospectus and the prospectuses filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied as to form when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectuses to be delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. The representations and warranties in this subsection shall not apply to statements in or omissions from the preliminary prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any U.S. Underwriter through the U.S. Representatives expressly for use in the preliminary prospectus.

     (2) Independent Accountants. The accountants who certified the financial
         -----------------------
statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

     (3) Financial Statements. The financial statements of the Company and its
         --------------------
consolidated subsidiaries included in the Registration Statement and the Prospectuses, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its consolidated Subsidiaries (as defined below) at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated Subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles
(GAAP) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly, in all material respects, in accordance with GAAP the information required to be stated therein. The selected consolidated financial data, the summary consolidated financial information, and the capitalization information included in the Prospectuses present fairly, in all material respects, the information shown therein and have been compiled on a basis consistent with that of the financial statements included in the Registration Statement. The pro forma financial statements and the related notes thereto included in the Registration Statement and the Prospectuses, other than the quarterly pro forma information set forth in the Prospectuses under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations," present fairly, in all material respects, the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. No financial statements are required to be included in the Registration Statement that have not been so included.

     (4) Subsidiary Financial Statements. The financial statements of the
         -------------------------------
Company's Subsidiaries included in the Registration Statement and the Prospectuses, together with the related schedules and notes, present fairly in all material respects the financial position of such Subsidiaries and their respective consolidated Subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of such Subsidiaries and their respective consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved.

     (5) No Material Adverse Change in Business. Since the respective dates as
         --------------------------------------
of which information is given in the Registration Statement and the Prospectuses, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its Subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

     (6) Good Standing of the Company. The Company has been duly incorporated
         ----------------------------
and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect.

     (7) Good Standing of Subsidiaries. Each subsidiary of the Company (other
         -----------------------------
than subsidiaries in which the Company has only a minority ownership interest) (each such subsidiary individually a "Subsidiary" and, collectively, the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect; except for the pledge of the Subsidiaries' stock pursuant to the Credit Facility (as such term is defined in the Registration Statement) or as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any security holder of such Subsidiary or other party. The only Subsidiaries of the Company are the Subsidiaries listed on Exhibit 21 to the Registration Statement. Except as described in the Prospectuses, or except as would not be required to be described, the Company has no agreements, commitments, or understandings with respect to acquiring the business, stock or material assets, except those assets acquired in the ordinary course of business, of any other person or entity.


     (8) Capitalization. The authorized, issued and outstanding capital stock of
         --------------
the Company is as set forth in the Prospectuses under the caption "Capitalization", and, after giving effect to the offering will be as set forth as "Pro Forma As Adjusted" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectuses or pursuant to the exercise of convertible securities or options referred to in the Prospectuses, and except for 10,000,000 shares of Common Stock registered pursuant to a shelf Registration Statement on Form S-4 for use in future acquisitions), and the number of authorized, issued and outstanding options and other rights is set forth in the footnotes under such caption. To the knowledge of the Company, the shares of issued and outstanding capital stock of the Company and its subsidiary Consumer Financial Network, Inc., have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any security holder of the Company. The shares of issued and outstanding capital stock of the Company have been issued in compliance, in all material respects, with all federal and state securities laws. Except as disclosed in the Prospectuses, there are no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of the Company's or its Subsidiaries' capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock option and purchase plans and the options or other rights granted and exercised thereunder set forth in the Prospectuses accurately and fairly describe, in all material respects, the information required to be shown with respect to such plans, arrangements, options and rights.

     (9)  Authorization of Agreement. This Agreement and the International
          --------------------------
Purchase Agreement have been duly authorized, executed and delivered by the Company.

     (10) Authorization and Description of Securities. The Securities to be
          -------------------------------------------
purchased by the U.S. Underwriters and the International Managers from the Company and the Selling Shareholders have been duly authorized for issuance and sale to the U.S. Underwriters pursuant to this Agreement and the International Managers pursuant to the International Purchase Agreement, respectively, and, when issued and delivered by the Company pursuant to this Agreement and the International Purchase Agreement, respectively, against payment of the consideration set forth herein and the International Purchase Agreement, respectively, will be validly issued, fully paid and non-assessable; the Common Stock conforms in all material respects to all statements relating thereto contained in the Prospectuses and such description conforms in all material respects to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; the issuance of the Securities is not subject to preemptive rights, co-sale rights, rights of first refusal or similar rights of any security holder of the Company or other party and, except as disclosed in the Registration Statement, the issuance of the Securities is not subject to registration rights. The Securities will be sold free and clear of all liens, encumbrances, equities or claims.

     (11) Absence of Defaults and Conflicts. Neither the Company nor any of its
          ---------------------------------
Subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject (collectively, "Agreements and Instruments") except for such violations or defaults that would not reasonably be expected to result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the International Purchase Agreement and the consummation of the transactions contemplated in this Agreement, the International Purchase Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectuses under the caption "Use of Proceeds") and compliance by the Company with its obligations under this Agreement and the International Purchase Agreement have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to, the Agreements and Instruments (except for such violations, conflicts, breaches or defaults or liens, charges or encumbrances that would not reasonably be expected to result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any Subsidiary or any applicable law, statute binding upon, or, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their assets, properties or operations, except for such defaults, which would not reasonably be expected to result in a Material Adverse Effect. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Subsidiary.

     (12) Absence of Labor Dispute. No labor dispute with the employees of the
          ------------------------
Company or any Subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any Subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, would reasonably be expected to result in a Material Adverse Effect.

     (13) Absence of Proceedings. There is no action, suit, proceeding, inquiry
          ----------------------
or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any Subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement and the International Purchase Agreement or the performance by the Company of its obligations hereunder or thereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any Subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, would not reasonably be expected to result in a Material Adverse Effect.

     (14) Accuracy of Exhibits. There are no contracts or documents which are
          --------------------
required to be described in the Registration Statement or the Prospectuses or to be filed as exhibits thereto which have not been so described and filed as required. The contracts so filed as exhibits are accurate and complete, in all material respects; all such contracts are in full force and effect on the date hereof, and neither the Company or any of its Subsidiaries or, to the Company's best knowledge, any other party is in breach of or default under any material provisions of such contracts the result of which would reasonably be likely to result in a Material Adverse Effect.

     (15) Possession of Intellectual Property. The Company and its Subsidiaries
          -----------------------------------
own or possess or have access to adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), United States trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them except as would not reasonably be expected to have a Material Adverse Effect, and neither the Company nor any of its Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

     (16) Absence of Further Requirements. No filing with, or authorization,
          -------------------------------
approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required to be made or obtained by the Company for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities under this Agreement and the International Purchase Agreement or the consummation of the transactions contemplated by this Agreement and the International Purchase Agreement, except (i) such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations and foreign or state securities or blue sky laws or (ii) such as have been described in the Registration Statement.

     (17) Possession of Licenses and Permits. The Company and its Subsidiaries
          ----------------------------------
possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and its Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect.

     (18) Title to Property. The Company and its Subsidiaries have good and
          -----------------
marketable title to all real property owned by the Company and its Subsidiaries and valid title to all other properties and assets owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectuses or (b) would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect on the value of such property or assets and would not reasonably be expected to interfere with the use made and proposed to be made of such property by the Company or any of its Subsidiaries; and all of the leases and subleases material to the business of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or any of its Subsidiaries holds properties described in the Prospectuses, are in full force and effect, except for such failure to be in force as would not reasonably be expected to have a Material Adverse Effect and neither the Company nor any Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

     (19) Tax Returns and Payment of Taxes. The Company and its Subsidiaries
          --------------------------------
have timely filed all Federal, state, local and foreign tax returns that are required to be filed or have duly requested extensions thereof and all such tax returns are true, correct and complete, except to the extent that any failure to file or request an extension, or any incorrectness would not reasonably be expected to result in a Material Adverse Effect. The Company and its Subsidiaries have timely paid all taxes shown as due on such filed tax returns (including any related assessments, fines or penalties), except to the extent that any such taxes are being contested in good faith and by appropriate proceedings, or to the extent that any failure to pay would not reasonably be expected to result in a Material Adverse Effect; and adequate charges, accruals and reserves have been provided for in the financial statements referred to in
Section 1(a)(iii) above in accordance with GAAP in respect of all Federal, state, local and foreign taxes for all periods as to which the tax liability of the Company or any of its Subsidiaries has not been finally determined or remains open to examination by applicable taxing authorities. The Company is not a "United States real property holding corporation" within the meaning of
Section 897(c)(3) of the Internal Revenue Code of 1986, as amended.

     (20) Insurance. The Company and each of its Subsidiaries are insured by
          ---------
insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary in the businesses in which they are engaged; and neither the Company nor any of its Subsidiaries has any reason to believe that any of them will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business except where the failure to renew or maintain such coverage would not reasonably be expected to result in a Material Adverse Effect. The officers and directors of the Company are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary for officers and directors liability insurance of a public company and as would cover claims which could be made in connection with the issuance of the Securities; and the Company has no reason to believe that it will not be able to renew its existing directors and officers liability insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to cover its officers and directors.

     (21) No Stabilization or Manipulation. Neither the Company nor, to the
          --------------------------------
knowledge of the Company, any of its directors, officers or affiliates has taken nor will take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities in violation of Regulation M under the 1934 Act.

     (22) Investment Company Act. The Company is not, and upon the issuance and
          ----------------------
sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectuses, will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     (23) Environmental Laws. Except as described in the Registration Statement
          ------------------
and except as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (A) neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its Subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Subsidiaries relating to Hazardous Materials or any Environmental Laws.

     (24) Registration Rights. Except as described in the Prospectuses, there
          -------------------
are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

     (25) Certain Transactions. Except as disclosed in the Prospectuses or
          --------------------
except as not reasonably required to be disclosed in the Prospectuses, there are no outstanding loans, advances, or guarantees of indebtedness by the Company to or for the benefit of any of the executive officers or directors of the Company or any of the members of the families of any of them.

     (26) Accounting and Other Controls. The Company has established for itself
          -----------------------------
and each Subsidiary and, with respect to future acquisitions, will establish, a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions were, are or, in the case of such future acquisitions, will be executed in accordance with management's general or specific authorization; (ii) transactions were, are or, in the case of such future acquisitions, will be recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets was, is or, in the case of such future acquisitions, will be permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets was, is or, in the case of such future acquisitions, will be compared with existing assets at reasonable intervals and appropriate action was, is or, in the case of such future acquisitions, will be taken with respect to any differences.

         (27) Regulations. The Company and CFN have not been advised, and have
              -----------
     no reason to believe, that either they or any of their subsidiaries is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which they are conducting business, including, without limitation, all applicable local, state and federal laws and regulations; except where failure to be so in compliance would not reasonably be expected to result in a Material Adverse Effect.

     (2) Representations and Warranties by the Selling Shareholders. Each Selling Shareholder (except in the case of Section 1(b)(i)(1) hereto, only each such Selling Shareholder listed on Schedule E hereto) severally represents and warrants to each Underwriter as of the date hereof, and as of the Closing Time, and agrees with each Underwriter, as follows:

         (1) Accurate Disclosure.
             -------------------

             (1) In the case of each such Selling Shareholder listed on Schedule E hereto, to the best knowledge of such Selling Shareholder, the representations and warranties of the Company contained in Section 1(a) hereof are true and correct; such Selling Shareholder has reviewed and is familiar with the Registration Statement and the Prospectus and neither the Prospectus nor any amendments or supplements thereto includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; such Selling Shareholder is not prompted to sell the Securities to be sold by such Selling Shareholder hereunder by any information concerning the Company or any Subsidiary which is not set forth in the Prospectus.

             (2) In the case of each such Selling Shareholder not listed on Schedule E hereto, the written information furnished by such Selling Shareholder to the Company expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (2) Authorization of Agreements. Each Selling Shareholder has the full
         ---------------------------
right, power and authority to enter into this Agreement and a Custody Agreement and Power of Attorney (the "Power of Attorney and Custody Agreement") and to sell, transfer and deliver the Securities to be sold by such Selling Shareholder hereunder. The execution and delivery of this Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Securities to be sold by such Selling Shareholder and the consummation of the transactions contemplated herein and compliance by such Selling Shareholder with its obligations hereunder have been duly authorized by such Selling Shareholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a material breach of, or material default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by such Selling Shareholder or any property or assets of such Selling Shareholder pursuant to any material contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder may be bound, or to which any of the property or assets of such Selling Shareholder is subject, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of such Selling Shareholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Shareholder or any of its properties.

     (3) Good and Marketable Title. Such Selling Shareholder has and will at the
         -------------------------
Closing Time have good and marketable title to the Securities to be sold by such Selling Shareholder hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement; and upon delivery of such Securities and payment of the purchase price therefor as herein contemplated, assuming each such Underwriter has no notice of any adverse claim, each of the Underwriters will receive good and marketable title to the Securities purchased by it from such Selling Shareholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

     (4) Due Execution of Power of Attorney and Custody Agreement. Such Selling
         --------------------------------------------------------
Shareholder has duly executed and delivered, in the form heretofore furnished to the Representatives, the Power of Attorney and Custody Agreement with U. Bertram Ellis, Jr. and M. Wayne Boylston as attorneys-in-fact (each, an "Attorney-in-Fact") and SunTrust Bank, Atlanta, as depositary (the "Depositary"); the Depositary is authorized to deliver the Securities to be sold by such Selling Shareholder hereunder and to accept payment therefor; and the Attorney-in-Fact is authorized to execute and deliver this Agreement and the certificate referred to in Section 5(f) or that may be required pursuant to
Section 5(n) on behalf of such Selling Shareholder, to sell, assign and transfer to the Underwriters the Securities to be sold by such Selling Shareholder hereunder, to determine the purchase price to be paid by the Underwriters to such Selling Shareholder, as provided in Section 2(a) hereof, to authorize the delivery of the Securities to be sold by such Selling Shareholder hereunder, to accept payment therefor, and otherwise to act on behalf of such Selling Shareholder in connection with this Agreement.

     (5) Absence of Manipulation. Such Selling Shareholder has not taken, and
         -----------------------
will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

     (6) Absence of Further Requirements. No filing with, or consent, approval,
         -------------------------------
authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by each Selling Shareholder of its obligations hereunder or in the Power of Attorney and Custody Agreement, or in connection with the sale and delivery of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as may have previously been made or obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

     (7) Restriction on Sale of Securities. During a period of 90 days from the
         ---------------------------------
date of the Prospectus, such Selling Shareholder will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer to sell, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, whether owned as of the date hereof or hereafter acquired by such Selling Shareholder or with respect to which such Selling Shareholder has or hereafter acquires the power of disposition, or file or cause to be filed any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or
(ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) transactions by any person other than the Company relating to registered shares of Common Stock or other securities acquired in open market transactions or (b) transfers of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock to a member of such Selling Shareholder's immediate family or to a trust of which such Selling Shareholder or an immediate family member is the beneficiary (either one a "Transferee") provided that upon any such transfer, the Transferee shall sign a letter substantially similar to the letter agreement set forth as Exhibit C hereto agreeing not to sell, grant any option to purchase, or otherwise transfer or dispose of any such Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock for the remainder of the above-referenced 90-day period.

         (8) Certificates Suitable for Transfer. Certificates for all of the
             ----------------------------------
     Securities to be sold by such Selling Shareholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Depositary with irrevocable conditional instructions to deliver such Securities to the Underwriters pursuant to this Agreement.

         (9) No Association with NASD. Neither such Selling Stockholder nor any
             ------------------------
     of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the By-laws of the National Association of Securities Dealers, Inc.), any member firm of the National Association of Securities Dealers, Inc.

     (3) Officer's Certificates. Any certificate signed by any officer of the Company or any of its Subsidiaries delivered to the Global Coordinator, the U.S. Representatives or to counsel for the U.S. Underwriters shall be deemed a representation and warranty by the Company to each U.S. Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of the Selling Shareholders as such and delivered to the Representatives or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by such Selling Shareholder to the Underwriters as to the matters covered thereby.

     SECTION 2. Sale and Delivery to U.S. Underwriters; Closing.
                -----------------------------------------------

     (1) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and each Selling Shareholder, severally and not jointly, agrees to sell to each U.S. Underwriter, severally and not jointly, and each U.S. Underwriter, severally and not jointly, agrees to purchase from the Company and each Selling Shareholder, at the price per share set forth in Schedule C, that proportion of the number of Initial U.S. Securities set forth in Schedule B opposite the name of the Company or such Selling Shareholder, as the case may be, which the number of the Initial Securities set forth in Schedule A opposite the name of the Underwriter, plus any additional number of Initial U.S. Securities which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 10 hereof, bears to the total number of Initial Securities, subject in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional securities.

     (2) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to each U.S. Underwriter, severally and not jointly, to purchase up to an additional 840,000 shares of Common Stock, as set forth in Schedule B, at the price per share set forth in Schedule C, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial U.S. Securities but not payable on the U.S. Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial U.S. Securities upon notice by the Global Coordinator to the Company setting forth the number of U.S. Option Securities as to which the several U.S. Underwriters are then exercising the option and the time and date of payment and delivery for such U.S. Option Securities. Any such time and date of delivery for the U.S. Option Securities (a "Date of Delivery") shall be determined by the Global Coordinator, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the U.S. Option Securities, each of the U.S. Underwriters, acting severally and not jointly, will purchase that proportion of the total number of U.S. Option Securities then being purchased which the number of Initial U.S. Securities set forth in Schedule A opposite the name of such U.S. Underwriter bears to the total number of Initial U.S. Securities, subject in each case to such adjustments as the Global Coordinator in its discretion shall make to eliminate any sales or purchases of fractional shares.

     (3) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Minkin & Snyder, One Buckhead Plaza, 3860 Peachtree Road, Suite 1100, Atlanta, Georgia 30318, or at such other place as shall be agreed upon by the Global Coordinator and the Company and the Selling Shareholders, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Global Coordinator and the Company and the Selling Shareholders (such time and date of payment and delivery being herein called "Closing Time").

     In addition, in the event that any or all of the U.S. Option Securities are purchased by the U.S. Underwriters, payment of the purchase price for, and delivery of certificates for, such U.S. Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Global Coordinator and the Company and the Selling Shareholders, on each Date of Delivery as specified in the notice from the Global Coordinator to the Company and the Selling Shareholders.

     Payment shall be made to the Company and the Selling Shareholders by wire transfer of immediately available funds to the bank accounts designated by the Company and the Depositary pursuant to each Selling Shareholder's Power of Attorney and Custody Agreement, as the case may be, against delivery to the U.S. Representatives for the respective accounts of the U.S. Underwriters of certificates for the U.S. Securities to be purchased by them. It is understood that each U.S. Underwriter has authorized the U.S. Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial U.S. Securities and the U.S. Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the U.S. Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial U.S. Securities or the U.S. Option Securities, if any, to be purchased by any U.S. Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such U.S. Underwriter from its obligations hereunder.

     (4) Denominations; Registration. Certificates for the Initial U.S. Securities and the U.S. Option Securities, if any, shall be in such denominations and registered in such names as the U.S. Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial U.S. Securities and the U.S. Option Securities, if any, will be made available for examination and packaging by the U.S. Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

     SECTION 3. Covenants of the Company. The Company covenants with each U.S.
                ------------------------
Underwriter as follows:

     (1) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Global Coordinator immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectuses or any amended Prospectuses shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectuses or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company, after consultation with the U.S. Representatives, will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company, after consultation with the U.S. Representatives, will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     (2) Filing of Amendments. The Company will give the Global Coordinator notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectuses, will furnish the Global Coordinator with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Global Coordinator or counsel for the U.S. Underwriters shall reasonably object.

     (3) Delivery of Registration Statements. The Company has furnished or will deliver to the U.S. Representatives and counsel for the U.S. Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the U.S. Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the U.S. Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the U.S. Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (4) Delivery of Prospectuses. The Company has delivered to each U.S. Underwriter, without charge, as many copies of each preliminary prospectus as such U.S. Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each U.S. Underwriter, without charge, during the period when the U.S. Prospectus is required to be delivered under the 1933 Act or the Securities Exchange Act of 1934 (the "1934 Act"), such number of copies of the U.S. Prospectus (as amended or supplemented) as such U.S. Underwriter may reasonably request. The U.S. Prospectus and any amendments or supplements thereto furnished to the U.S. Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (5) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement, the International Purchase Agreement and in the Prospectuses. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the U.S. Underwriters or for the Company, to amend the Registration Statement or amend or supplement any Prospectus in order that the Prospectuses will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement any Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectuses comply with such requirements, and the Company will furnish to the U.S. Underwriters such number of copies of such amendment or supplement as the U.S. Underwriters may reasonably request.

     (6) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the U.S. Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Global Coordinator may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

     (7) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

     (8) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectuses under "Use of Proceeds".

     (9) Listing. The Company will use its best efforts to effect and maintain the quotation of the Securities on the Nasdaq National Market or the listing of the Securities on the New York Stock Exchange and will file with the Nasdaq National Market or the New York Stock Exchange, as applicable, all documents and notices required by such exchange of companies that have securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq National Market or which are listed on the New York Stock Exchange, as the case may be. The parties understand that this covenant shall terminate upon a "going private transaction" or the sale or merger of the Company or similar transaction.

     (10) Restriction on Sale of Securities. During a period of 90 days from the date of the Prospectuses, the Company will not, without the prior written consent of the Global Coordinator, directly or indirectly, (i) offer to sell, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock of itself or any Subsidiary or file any registration statement under the 1933 Act with respect to any of the foregoing, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder or under the International Purchase Agreement, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectuses, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans or other stock option plans of the Company referred to in the Prospectuses, (D) the filing of Registration Statements on Form S-4 covering up to 10,000,000 shares of Common Stock to be issued by the Company, or (E) the filing of a Registration Statement on Form S-8 covering up to 41,000,000 shares of Common Stock granted under the Company's stock option plans, plus additional shares to be registered under the Tessera Stock Option Plan to be assumed by the Company.

     (11) Reporting Requirements. The Company, during the period when the Prospectuses are required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the Commission thereunder.

     (l2) Compliance with Rule 463. The Company will file with the Commission such reports and report the use of proceeds of the sale of the Securities as may be required pursuant to Rule 463 of the 1933 Act Regulations.

     SECTION 4. Payment of Expenses.

     (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters and the transfer of the Securities between the U.S. Underwriters and the International Managers, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheets and of the Prospectuses and any amendments or supplements thereto, (vii) the preparation and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Securities, (x) the transportation and other expenses incurred by the Company in connection with presentations to prospective purchasers of the Securities and (xi) the fees and expenses incurred in connection with the inclusion of the Securities in the Nasdaq National Market.

     (1) Expenses of the Selling Shareholders. The Selling Shareholders, severally and not jointly, will pay all expenses incident to the performance of their respective obligations under, and the consummation of the transactions contemplated by this Agreement, including (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Securities to the Underwriters, and their transfer between the Underwriters pursuant to an agreement between such Underwriters, and (ii) the fees and disbursements of their respective counsel and accountants.

     (2) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5, Section 9(a)(i) or Section 11 hereof, the Company and the Selling Shareholders shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

     (3) Allocation of Expenses. The provisions of this Section shall not affect any agreement that the Company and the Selling Shareholders may make for the sharing of such costs and expenses.

     SECTION 5. Conditions of U.S. Underwriters' Obligations. The obligations of
                --------------------------------------------
the several U.S. Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Selling Shareholders contained in Section 1 hereof or in certificates of any officer of the Company or any Subsidiary of the Company or on behalf of any Selling Shareholder delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

     (1) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the U.S. Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

     (2) Opinions of Counsel for Company. At Closing Time, the U.S. Representatives shall have received the favorable opinion, dated as of Closing Time, of (i) Minkin & Snyder, a Professional Corporation, counsel for the Company, (ii) Morris, Manning & Martin, L.L.P., special counsel for the Company,
(iii) Hudson Cook, LLP, special counsel for the Company and

(iv) Goodwin, Procter & Hoar, LLP, special counsel for the Company, in each case in form and substance reasonably satisfactory to counsel for the U.S. Underwriters, together with signed or reproduced copies of each such letter for each of the other U.S. Underwriters to the effect set forth in Exhibits A-1 to A-4 hereto and to such further effect as counsel to the U.S. Underwriters may reasonably request.

     (3) Opinion of Counsel for the Selling Shareholders. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of counsel for each of the Selling Shareholders, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letters for each of the other Underwriters to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Underwriters may reasonably request.

     (4) Opinion of Counsel for U.S. Underwriters. At Closing Time, the U.S. Representatives shall have received the favorable opinion, dated as of Closing Time, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the U.S. Underwriters, together with signed or reproduced copies of such letter for each of the other U.S. Underwriters, in customary form and covering such matters as the U.S. Underwriters may reasonably request. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the U.S. Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its Subsidiaries and certificates of public officials.

     (5) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectuses, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the U.S. Representatives shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in
Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

     (6) Certificate of Selling Shareholders. At Closing Time, the Representatives shall have received a certificate of an Attorney-in-Fact on behalf of each Selling Shareholder, dated as of Closing Time, to the effect that
(i) the representations and warranties of each Selling

Shareholder contained in Section 1(b) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of Closing Time and (ii) each Selling Shareholder has complied in all material respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to Closing Time.

     (7) Accountants' Comfort Letters. At the time of the execution of this Agreement, the U.S. Representatives shall have received from PricewaterhouseCoopers LLP a letter dated such date, in form and substance reasonably satisfactory to the U.S. Representatives, together with signed or reproduced copies of such letter for each of the other U.S. Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectuses.

     (8) Bring-down Comfort Letters. At Closing Time, the Representatives shall have received from PricewaterhouseCoopers LLP a letter, dated as of Closing Time, to the effect that it reaffirms the statements made in the letter furnished pursuant to subsection (g) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

     (9) Approval of Listing. At Closing Time, the Securities shall have been approved for inclusion in the Nasdaq National Market, subject only to official notice of issuance.

     (10) No Objection. The NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

     (11) Lock-up Agreements. At the date of this Agreement, the U.S. Representatives shall have received an agreement substantially in the form of Exhibit C hereto signed by the stockholders and option holders of any securities of the Company and its Subsidiaries listed on Schedule D hereto.

     (l2) Purchase of Initial International Securities. Contemporaneously with the purchase by the U.S. Underwriters of the Initial U.S. Securities under this Agreement, the International Managers shall have purchased the Initial International Securities under the International Purchase Agreement.

     (13) Conditions to Purchase of U.S. Option Securities. In the event that the U.S. Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the U.S. Option Securities, the representations and warranties of the Company and the Selling Shareholders contained herein and the statements in any certificates furnished by the Company or any Subsidiary of the Company and the Selling Shareholders hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the U.S. Representatives shall have received:

          (1) Officers' Certificate. A certificate, dated such Date of Delivery,
              ---------------------
     of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

          (2) Opinions of Counsel for Company. The favorable opinion of each of
              -------------------------------
     (a) Minkin & Snyder, a Professional Corporation, counsel for the Company,
     (b) Morris, Manning & Martin, L.L.P., special counsel for the Company, (c) Hudson Cook, LLP, special counsel for the Company and (d) Goodwin, Procter & Hoar, LLP, special counsel for the Company, in each case in form and substance reasonably satisfactory to counsel for the U.S. Underwriters, dated such Date of Delivery, relating to the U.S. Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

          (3) Opinion of Counsel for U.S. Underwriters. The favorable opinion of
              ----------------------------------------
     Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the U.S. Underwriters, dated such Date of Delivery, relating to the U.S. Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

          (4) Bring-down Comfort Letters. A letter from PricewaterhouseCoopers
              --------------------------
     LLP in form and substance reasonably satisfactory to the U.S. Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the U.S. Representatives pursuant to Section 5(f) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

     (14) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the U.S. Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Shareholders in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the U.S. Representatives and counsel for the U.S. Underwriters.

     (15) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of U.S. Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several U.S. Underwriters to purchase the relevant Option Securities, may be terminated by the U.S. Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

     SECTION 6. Indemnification.
                ---------------

     (1) Indemnification of U.S. Underwriters by the Company and Certain Selling Shareholders. The Company and the Selling Shareholders listed on Schedule E hereto, jointly and severally, agree to indemnify and hold harmless each U.S. Underwriter and each person, if any, who controls any U.S. Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (1) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (2) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(e) below) any such settlement is effected with the written consent of the Company and the counsel for the Selling Shareholders; and

          (3) against any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above; provided, however, that this indemnity agreement shall not apply to
     -----  --------  -------
     any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any U.S. Underwriter through the U.S. Representatives expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the U.S. Prospectus (or any amendment or supplement thereto); provided, however, that no such Selling
                                       --------  -------
     Shareholder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Selling

     Shareholder from the sale of Securities pursuant to this Agreement; and provided further that the Company and such Selling Shareholders will not be
     -------- -------
     liable to any U.S. Underwriter with respect to any U.S. Prospectus to the extent that the Company or such Selling Shareholders shall sustain the burden of proving that any such loss, liability, claim, damage or expense resulted from the fact that such U.S. Underwriter, in contravention of a requirement of this Agreement or applicable law, sold Securities to a person to whom such U.S. Underwriter failed to send or give, at or prior to the Closing Date, a copy of the Final Prospectus, as then amended or supplemented if: (i) the Company has previously furnished copies thereof (sufficiently in advance of the Closing Date to allow for distribution by the Closing Date) to the U.S. Underwriter and the loss, liability, claim, damage or expense of such U.S. Underwriter resulted from an untrue statement or omission of a material fact contained in or omitted from the Preliminary Prospectus which was corrected in the Final Prospectus as, if applicable, amended or supplemented prior to the Closing Date and such Final Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person and (ii) such failure to give or send such Final Prospectus by the Closing Date to the party or parties asserting such loss, liability, claim, damage or expense would have constituted a defense to the claim asserted by such person.

     Insofar as this indemnity agreement may permit indemnification for liabilities under the 1933 Act of any person who is a partner of a U.S. Underwriter or who controls an underwriter within the meaning of Section 15 of 1933 Act or Section 20 of the 1934 Act and who, at the date of this Agreement, is a director or officer of the Company or controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, such indemnity agreement is subject to the undertaking of the Company in the Registration Statement under Item 14 thereof.

     (2) Indemnification of U.S. Underwriters by Selling Shareholders Not Listed on Schedule E hereto. Each Selling Shareholder (other than those Selling Shareholders listed on Schedule E hereto, which shareholders are subject to the provisions of Section 6(a) hereof) severally, but not jointly, agrees to indemnify and hold harmless each U.S. Underwriter and the other Selling Shareholders, and each of their respective directors and officers, and each person, if any, who controls any U.S. Underwriter or any other Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary U.S. prospectus or the U.S. Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information with respect to such Selling Shareholder furnished to the Company by such Selling Shareholder expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the U.S. Prospectus (or any amendment or supplement thereto); provided,
                                                                 --------
however, that no such Selling Shareholder shall be liable for
-------
any claims hereunder in excess of the amount of net proceeds received by such Selling Shareholder from the sale of Securities pursuant to this Agreement.

     (3) Indemnification of Company, Directors and Officers and Selling Shareholders. Each U.S. Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Selling Shareholder and each person, if any, who controls any Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary U.S. prospectus or the U.S. Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such U.S. Underwriter through the U.S. Representatives expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the U.S. Prospectus (or any amendment or supplement thereto).

     (4) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Sections 6(a) and 6(b) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(c) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (5) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement; provided that an indemnifying party shall not be liable for any such settlement effected without its consent if such indemnifying party, prior to the date of such settlement, (1) reimburses such indemnified party in accordance with such request for the amount of such fees and expenses of counsel as the indemnifying party believes in good faith to be reasonable, and (2) provides written notice to the indemnified party that the indemnifying party disputes in good faith the reasonableness of the unpaid balance of such fees and expenses.

     (6) Order of Priority for Indemnification. The U.S. Underwriters shall seek indemnification to which they are entitled under Sections 6(a) and 6(b) hereof or contribution under Section 7 hereof first from the Company. In the event that the U.S. Underwriters are unable (or reasonably believe they will be unable to) obtain such indemnification or contribution from the Company, the U.S. Underwriters may then seek indemnification or contribution from the Selling Shareholders.

     (7) Other Agreements with Respect to Indemnification. The provisions of this Section shall not affect any agreement among the Company and the Selling Shareholders with respect to indemnification.

     SECTION 7. Contribution. If the indemnification provided for in Section 6
                ------------
hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the U.S. Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and of the U.S. Underwriters on the other hand in connection with the statements or omissions, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company and the Selling Shareholders on the one hand and the U.S. Underwriters on the other hand in connection with the offering of the U.S. Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the U.S. Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Shareholders and the total underwriting discount received by the U.S. Underwriters, in each case as set forth on the cover of the U.S. Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate public offering price of the U.S. Securities as set forth on such cover.

     The relative fault of the Company and the Selling Shareholders on the one hand and the U.S. Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Shareholders or by the U.S. Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company, the Selling Shareholders and the U.S. Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the U.S. Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any reasonable legal or other expenses incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, (x) no U.S. Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the U.S. Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such U.S. Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission and (y) no Selling Shareholder shall be required to contribute any amount in excess of such Selling Shareholder's net proceeds (after deducting the underwriting discount, but before deducting expenses) from the sale of Securities pursuant to this Agreement.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls a U.S. Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such U.S. Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or any Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or such Selling Shareholder, as the case may be. The U.S. Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial U.S. Securities set forth opposite their respective names in Schedule A hereto and not joint.

     The provisions of this Section shall not affect any agreement among the Company and the Selling Shareholders with respect to contribution.

     SECTION 8. Representations, Warranties and Agreements to Survive Delivery.
                --------------------------------------------------------------
All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its Subsidiaries or the Selling Shareholders submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any U.S. Underwriter or controlling person, or by or on behalf of the Company or the Selling Shareholders, and shall survive delivery of the Securities to the U.S. Underwriters.

     SECTION 9. Termination of Agreement.
                ------------------------

     (1) Termination; General. The U.S. Representatives may terminate this Agreement, by notice to the Company and the Selling Shareholders, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the U.S. Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the U.S. Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq National Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

     (2) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

     SECTION 10. Default by One or More of the U.S. Underwriters. If one or more
                 -----------------------------------------------
of the U.S. Underwriters shall fail at Closing Time or a Date of Delivery to purchase the

Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the U.S. Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting U.S. Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the U.S. Representatives shall not have completed such arrangements within such 24-hour period, then:

     (1) if the number of Defaulted Securities does not exceed 10% of the number of U.S. Securities to be purchased on such date, each of the non-defaulting U.S. Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting U.S. Underwriters, or

     (2) if the number of Defaulted Securities exceeds 10% of the number of U.S. Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the U.S. Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting U.S. Underwriter.

     No action taken pursuant to this Section shall relieve any defaulting U.S. Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the U.S. Underwriters to purchase and the Company to sell the relevant U.S. Option Securities, as the case may be, either the U.S. Representatives or the Company and any Selling Shareholder shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "U.S. Underwriter" includes any person substituted for a U.S. Underwriter under this Section 10.

     SECTION 11. Default by One or More of the Selling Shareholders or the
                 ---------------------------------------------------------
Company.
-------

     (1) If a Selling Shareholder shall fail at Closing Time or at a Date of Delivery to sell and deliver the number of Securities which such Selling Shareholder or Selling Shareholders are obligated to sell hereunder, and the remaining Selling Shareholders do not exercise the right hereby granted to increase, pro rata or otherwise, the number of Securities to be sold by them hereunder to the total number to be sold by all Selling Shareholders as set forth in Schedule B hereto, then the Underwriters may, at option of the Representatives, by notice from the Representatives to the Company and the non-defaulting Selling Shareholders, either (a) terminate this Agreement without any liability on the fault of any non-defaulting party except that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect or
(b) elect to purchase the Securities which the non-defaulting Selling Shareholders and the Company have agreed to sell hereunder. No action taken pursuant to this Section 11 shall relieve any Selling Shareholder so defaulting from liability, if any, in respect of such default.

     In the event of a default by any Selling Shareholder as referred to in this
Section 11, each of the Representatives, the Company and the non-defaulting Selling Shareholders shall have the right to postpone Closing Time or Date of Delivery for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

     (2) If the Company shall fail at Closing Time or at the Date of Delivery to sell the number of Securities that it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any nondefaulting party; provided, however, that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

     SECTION 12. Notices. All notices and other communications hereunder shall
                 -------
be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the U.S. Underwriters shall be directed to the U.S. Representatives at 3300 Hillview Avenue, Suite 150, Palo Alto, California 94304-1203, attention of Jack Weingart, with a copy to Gregory C. Smith, Skadden, Arps, Slate, Meagher & Flom LLP, 525 University Avenue, Palo Alto, California, 94301; and notices to the Company shall be directed to it at 1900 Emery Street, N.W., Atlanta, Georgia 30318, attention of M. Wayne Boylston with copies to James S. Altenbach, Minkin & Snyder, One Buckhead Plaza, 3060 Peachtree Road, Suite 1100, Atlanta, Georgia 30305; notices to the Selling Shareholders shall be directed to the Company at 1900 Emery Street N.W., Atlanta, Georgia 30318, attention of M. Wayne Boylston, with copies to James S. Altenbach, Minkin & Snyder, One Buckhead Plaza, 3060 Peachtree Road, Suite 1100, Atlanta, Georgia 30305.

     SECTION 13. Parties. This Agreement shall each inure to the benefit of and
                 -------
be binding upon the U.S. Underwriters, the Company and the Selling Shareholders and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the U.S. Underwriters, the Company and the Selling Shareholders and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the U.S. Underwriters, the Company and the Selling Shareholders and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any U.S. Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 14. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND
                 ----------------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     SECTION 15. Effect of Headings. The Article and Section headings herein and
                 ------------------
the Table of Contents are for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Attorney-in-Fact for the Selling Shareholders a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the U.S. Underwriters, the Company and the Selling Shareholders in accordance with its terms.

                                       Very truly yours,

                                       IXL ENTERPRISES, INC.


                                       By /s/ Wayne Boylston
                                         ---------------------------------------
                                         Name: Wayne Boylston
                                         Title: Exec. Vice President



                                       By /s/ Wayne Boylston
                                         ---------------------------------------
                                         As Attorney-in-Fact on behalf
                                         of the Selling Shareholders named
                                         in Schedule B hereto

CONFIRMED AND ACCEPTED,
         as of the date first above written:


MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
         INCORPORATED
DONALDSON, LUFKIN & JENRETTE SECURITIES
         CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
FIRST UNION SECURITIES, INC.
THE ROBINSON-HUMPHREY COMPANY, LLC

By: MERRILL LYNCH, PIERCE, FENNER & SMITH
         INCORPORATED


By /s/ Palma Mazzolla
  ---------------------------------------
  Name: Palma Mazzolla
  Title: Authorized Signatory

For themselves and as U.S. Representatives of the other U.S. Underwriters named in Schedule A hereto.

                                   SCHEDULE A

                                                                      Number of
                                                                    Initial U.S.
   Name of Underwriter                                               Securities
   -------------------                                              ------------

Merrill Lynch, Pierce, Fenner & Smith Incorporated.....................1,592,500

Donaldson, Lufkin & Jenrette Securities Corporation....................1,592,500

BancBoston Robertson Stephens Inc........................................682,500

First Union Securities, Inc..............................................341,250

The Robinson-Humphrey Company, LLC.......................................341,250

Hambrecht & Quist LLC....................................................150,000

ING Baring Furman Selz LLC...............................................150,000

J.C. Bradford & Co.......................................................150,000

Dain Rauscher Incorporated...............................................150,000

First Albany Corporation.................................................150,000

Volpe Brown Whelan & Company, LLC........................................150,000

Wit Capital Corporation..................................................150,000
                                                                       _________
     Total:............................................................5,600,000

                                    Sch A-1

                                   SCHEDULE B

                                                                     Number of              Maximum Number
                                                                    Initial U.S.            of U.S. Option
                                                                     Securities          Securities to Be Sold
                                                                     to be Sold
                                                                ---------------------- --------------------------
IXL ENTERPRISES, INC......................................................  1,600,000             840,000

SELLING SHAREHOLDERS
         General Capital Assurance Company................................     50,370                  --
         GE Capital Equity Investments, Inc...............................    402,960                  --
         General Electric Pension Trust...................................    100,740                  --
         Kevin M. Wall....................................................    402,962                  --
         James R. Rocco...................................................    241,775                  --
         Barry T. Sikes...................................................     89,094                  --
         @radical.media, Inc..............................................        805                  --
         Karen Booth Adams................................................     58,623                  --
         Karen Booth Adams Irrevocable Trust..............................     40,296                  --
         James S. Altenbach...............................................     20,148                  --
         Steven P. Amedio.................................................      6,044                  --
         Jay Amos.........................................................      2,014                  --
         Claire Lewis Arnold..............................................      4,030                  --
         Ashish Bahl......................................................    110,813                  --
         Steven C. Baum...................................................     74,547                  --
         Jens Bley........................................................      4,835                  --
         Robert Bowman....................................................     26,192                  --
         Robert Burk (Trustee of the Burk Family Trust
          dated 8/17/82) .................................................      1,482                  --
         Burton Technology Partners, Ltd..................................      2,080                  --
         Eric Butz........................................................      4,030                  --
         David M. Carroll.................................................      4,030                  --
         Steven E. Chamberlain............................................      1,007                  --
         Stefan Chopin....................................................     20,148                  --
         David E. Clauson.................................................     40,296                  --
         Steven K. Conine.................................................     40,747                  --
         Barbara B. Cook..................................................     20,148                  --
         Cox Technology Investments, Inc..................................     80,592                  --
         Larry Culbertson.................................................     18,133                  --
         Josiah Cushing...................................................      1,029                  --
         Richard M. Cyert (Estate of).....................................     10,880                  --
         Guy Davidson.....................................................     30,221                  --
         Kevin Davis......................................................      3,042                  --
         Burton F. Dodd...................................................      2,014                  --
         Anne Nancy Donohue...............................................      1,612                  --

                                    Sch B-1


                                                                      Number of             Maximum Number
                                                                    Initial  U.S.           of U.S. Option
                                                                     Securities          Securities to Be Sold
                                                                     to be Sold
                                                                ---------------------- --------------------------
         David E. Easterly................................................      1,007                   --
         Dennis S. Ferraro................................................      2,014                   --
         Finn Partners....................................................     80,592                   --
         William Stephen Floyd............................................    161,183                   --
         Mary M. Fowlkes..................................................     53,726                   --
         Joelle G. Fox....................................................      4,271                   --
         Eric H. Freedman.................................................     40,296                   --
         James P. Ganley..................................................      4,835                   --
         Robert Gear......................................................        605                   --
         Michael Gilles...................................................      1,834                   --
         Juergen Goersch..................................................      6,094                   --
         Henry Goldberg...................................................      1,612                   --
         Glenn Golenberg..................................................      6,044                   --
         Jeffrey R. and Pamela Gordon, tenants by the
          entirety........................................................     12,089                   --
         William A. Grana, Jr.............................................        806                   --
         Paul Grand.......................................................     35,560                   --
         David Greeley....................................................      4,586                   --
         Joshua Greer.....................................................     46,458                   --
         Guren Family Trust...............................................      1,612                   --
         Lisa L. Hendricks................................................     69,873                   --
         Mark W. Hennessy.................................................      2,821                   --
         Peter R. Hennessy................................................      2,418                   --
         Michael Hettwer..................................................     60,444                   --
         Jeffrey S. Hosley................................................        242                   --
         Frank W. Hulse...................................................        998                   --
         Investar Burgeon Venture Capital, Inc............................      4,766                   --
         Stephen P. Jackson...............................................      7,311                   --
         Mark Jacobstein..................................................     41,004                   --
         Jeffrey Janer....................................................     41,279                   --
         Teresa Joel......................................................     32,237                   --
         Kurt A. Keilhacker...............................................      6,206                   --
         Robert H. Kriebel (Estate of)....................................      5,722                   --
         William A. Lackey................................................      2,014                   --
         William M. Lackey................................................      6,044                   --
         John Laurence....................................................      4,869                   --
         Lazarus Family Investments, LLC..................................        806                   --
         M.R.W. Ventures, LLC.............................................      4,433                   --
         Norman S. Matthews...............................................     16,118                   --

                                    Sch B-2


                                                                  Number of Initial         Maximum Number
                                                                   U.S. Securities          of U.S. Option
                                                                     to be Sold          Securities to Be Sold
                                                                ---------------------- --------------------------
         Robert H. McEver.......................................                  605                   --
         John P. McEvoy.........................................                4,030                   --
         John F. McGillicuddy...................................               14,103                   --
         Jacob McGowan..........................................               13,449                   --
         Mellon Ventures II, L.P. ..............................              120,888                   --
         William Melton.........................................               47,661                   --
         MKA Partners, L.P. ....................................               18,133                   --
         Colin Morris...........................................                2,014                   --
         Mario M. Morino Trust..................................                8,756                   --
         Scott Murphy...........................................               39,490                   --
         Richard Nailling.......................................               78,980                   --
         Mathias Oelmann........................................                3,022                   --
         Robert O'Leary.........................................                1,007                   --
         Robert Ortiz...........................................                8,059                   --
         Manfred Ottenbreit.....................................                6,044                   --
         Pete T. Patterson......................................                  806                   --
         N. Blake Patton........................................                2,216                   --
         Lisa Peddy.............................................               20,148                   --
         Stephanie A.H. Petersen................................                  665                   --
         Randall M. Pipp........................................               26,346                   --
         Michel Rapoport........................................                4,030                   --
         John Rocco.............................................                2,821                   --
         David M. Roderick......................................                4,030                   --
         James V. Sandry........................................               10,074                   --
         Derek Scanlon..........................................                  806                   --
         Michael E. Schaefer....................................               12,089                   --
         F. Blair Schmidt-Fellner...............................                2,152                   --
         Janet E. Schoff........................................                8,059                   --
         Michael Schwartz.......................................                4,030                   --
         Niraj S. Shah..........................................               40,296                   --
         Mary Jane Shapiro......................................                5,822                   --
         Melissa Shenkin........................................                4,916                   --
         Stephen D. Silbert.....................................                5,037                   --
         Gary E. Snyder.........................................                1,612                   --
         Mark Swanson...........................................               40,296                   --
         Thomson U.S. Inc.......................................              434,058                   --
         John Tierney...........................................                8,059                   --
         Gregory Waldbaum.......................................                7,899                   --
         Leonard N. Waldbaum....................................                5,762                   --

                                    Sch B-3


                                                                  Number of Initial         Maximum Number
                                                                   U.S. Securities          of U.S. Option
                                                                     to be Sold          Securities to Be Sold
                                                                ---------------------- --------------------------
         Scott Walker...........................................                4,030                   --
         WebListing Corporation Profit Sharing Plan.............               23,291                   --
         Weissmann, Wolff, Bergman, Coleman & Silverman, LLP....               12,874                   --
         James L. Whims.........................................                6,206                   --
         William C. Whitley.....................................               72,613                   --
         Armistead Whitney......................................                  377                   --
         Garland Wong...........................................               79,041                   --
         Harold B. Wright.......................................                4,030                   --
         Wyler Irrevocable Trust FBO Molly Wyler, Emily.........                4,030                   --
         David Wyler............................................               80,592                   --
         Charles Zug............................................                2,078                   --
                                                                ---------------------- -------------------
                                                                            4,000,000                   0

                           Total................................            5,600,000             840,000

                                    Sch B-4

                                  SCHEDULE C

                             IXL ENTERPRISES, INC.
                       5,600,000 Shares of Common Stock
                          (Par Value $0.01 Per Share)



     1. The public offering price per share for the Securities, determined as provided in said Section 2, shall be $37.00.

     2. The purchase price per share for the Securities to be paid by the several Underwriters shall be $35.28875, being an amount equal to the public offering price set forth above less $1.71125 per share; provided that the purchase price per share for any Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.


                                    Sch C-1

                                   SCHEDULE D

                             Persons and entities
                              subject to lock-up


1999 Connors Family Trust
1996 Wahrhaftig Family Trust
"@radical.media, Inc."
Adams, Karen Booth
Adams, Karen Booth Irrevocable Trust
Altenbach, James S.
ALTRU Trust, an Irrevocable Trust
Amedio, Steven P.
Amos, Jay
Arnold, Claire Lewis
Bahl, Ashish
Baum, Steven C.
Berney, Philip
Bley, Jens
Bowman, Robert
Burk, Robert (Trustee of the Burk Family
  Trust dated 8/17/82)
Burton Technology Partners, Ltd.
Butz, Eric
Campbell, Gordon A.
Carroll, David M.
CB Capital Investors, L.P.
Chamberlain, Steven E.
Chopin, Stefan
Clauson, David
Conine, Steven K.
Cook, Barbara B.
Cox Technology Investments, Inc.
Culbertson, Larry
Cushing, Josiah
Cyert, Richard M. (Estate of)
Davidson, C.L., III
Davidson, Guy
Davis, Kevin
Davis, Norwood H., III
DeRosa, Dominick
Dodd, Burton F.
Donohue, Anne Nancy
Dowdle, Denis P.
Easterly, David E.
Ellis, Robert
Ellis, (U.B.) Family LLC
Ellis, U. Bertram Jr.
Ferraro, Dennis S.
Finn Partners
Flatiron Associates, LLC
Flatiron Fund 1998/99, LLC
Flatiron Fund, LLC
Floyd, William Stephen
Fowlkes, Mary M.
Fox, Joelle G.
Freedman, Eric H.
Fuchs, Michael
Ganley, James P.
GE Capital Equity Investments, Inc.
Gear, Robert
General Electric Capital Assurance Co.
General Electric Capital Corporation
General Electric Pension Trust
Gilles, Michael
Glover, S. Taylor
Goersch, Juergen
Goldberg, Henry
Golenberg, Glenn
Golenberg, Glenn Inter Vivos Trust dated
  4/27/93 - Glenn Golenberg, Trustee
Gordon, Jeffrey R.
Gordon, Jeffrey R. and Pamela, tenants by
  the entirety
Grana, William A.
Grand, Paul
Greeley, David
Greer, Joshua
Greystone Capital Partners, I.L.P.


                                    Sch D-1

Guren Family Trust
Hardesty, Patricia (Trust)
Hendricks, Lisa L.
Hennessy Cadillac, Inc.
Hennessy, Mark W.
Hennessy, Peter R.
Hennessy, Stephen R.
Henritze, Fred H.
Hettwer, Michael
Hodgson, Thom J.
Hosley, Jeffrey S.
Hulse, Frank W.
Investar Burgeon Venture Capital, Inc.
Jackson, Stephen P.
Jacobstein, Mark
Janer, Jeffrey
Joel, Teresa
Justice, Henry
Keilhacker, Kurt A.
Kelso Equity Parters V, L.P.
Kelso Investment Associates V, L.P.
Kennedy, James C.
Kraft Enterprises Ltd.
Kriebel, Robert H. (Estate of)
Lackey, William A.
Lackey, William M.
Lamon, Hollis M.
Laurence, John
Lazarus Family Investments, LLC
Love Family Partneship - VI, LLP
M.R.W. Ventures, LLC
Mario M. Morino Trust
Marks, Marilyn R.
Matthews, Norman S.
McEver, Robert H.
McEvoy, John P.
McGillicuddy, John F.
McGowan, Jacob
Mellon Ventures II, L.P.
Melton, William
MKA Partners, L.P.
Morris, Colin
Murphy, Scott
Nailing, Richard
Next Century Communications Corp.
Nickell, Frank T. (Retained Annuity Trust
  1296-C-IXL)
Nussey, William C.
Oelmann, Matthias
O'Leary, Robert
Ortiz, Daniella (Trust)
Ortiz, Justin (Trust)
Ortiz, Robert
Ottenbreit, Manfred
Parent, Kyle
Patterson, Pete T.
Patton, N. Blake
Peddy, Lisa
Petersen, Stephanie A.H.
Pipp, Randall M.
Rapoport, Michel
REDLOH Capital, LLC
Rico, Christopher (Trust)
Rocco, Anthony (Trust)
Rocco, James
Rocco, James (Trust)
Rocco, John
Rocco, Marge (Trust)
Rocco, Mario (Trust)
Rocco, Patricia Ann (Trust)
Roderick, David M.
Rollins, Arthur W.
Rutledge, John IRA
Sandry, James V.
Scanlon, Derek
Schaefer, Michael E.
Schmidt-Fellner, F. Blair
Schoff, Janet E.
Schwartz, Michael
Schweinfurth, Peter F. (Family Trust)
Shah, Niraj S.
Shapiro, Mary Jane


                                    Sch D-2

Shenkin, Melissa
Sikes, Barry
Silbert, Stephn D.
Snyder, Gary E.
Stern, Michael J.
Swanson, Mark
Thompson, Timothy E.
Thomson U.S. Inc.
Tierney, John
Waldbaum, Gregory
Waldbaum, Leonard N.
Walker, Scott
Wall 1999 Family Trust
WebListing Corporation Profit Sharing Plan
Weeks, Helen B.
Weissmann, Wolff, Bergman, Coleman &
  Silverman, LLP
Weller, Kathryn Arendall
Whims, James L.
Whitley, William C.
Whitney, Armistead
Wong, Garland
Wright, Harold B.
Wyler Irrevocable Trust FBO Molly Wyler,
  Emily Wyler, Talli Wyler
Wyler, David
Zug, Charles



                                    Sch D-3

                                   SCHEDULE E

                        List of Selling Shareholders who
                      are Executive Officers of the Company


David E. Clauson
James R. Rocco
Barry T. Sikes
Kevin M. Wall



                                    Sch E-1

                                                                     Exhibit A-1


                          FORM OF OPINION OF COUNSEL
                          TO BE DELIVERED PURSUANT TO
                                 SECTION 5(b)



     (1) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

     (2) The Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Prospectuses and to enter into and perform its obligations under the Purchase Agreement.

     (3) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction listed on Schedule A attached hereto which to our knowledge is each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect.

     (4) On December 31, 1998 and Pro Forma for issuances of capital stock occurring between January 1, 1999 and the Closing, the authorized, issued and outstanding capital stock of the Company was and is as described in the Prospectuses under the caption entitled "Capitalization" and, after giving effect to the offering will be as described as Pro Forma as Adjusted under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to the Purchase Agreements, or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectuses or pursuant to the exercise of convertible securities or options referred to in the Prospectuses, and except for 10,000,000 shares of Common Stock registered pursuant to Registration Statements on Form S-4 for use in future acquisitions), and the number of authorized, issued and outstanding options and other rights to acquire capital stock is as described under such caption. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and to our knowledge none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any security holder of the Company. Except as disclosed in the Prospectuses, to our knowledge, there are no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or, any contracts or commitments to issue or sell, shares of the Company's or its



                                     A-1-1

Subsidiaries' capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock option and purchase plans, and the options or other rights granted and exercised thereunder, set forth in the Prospectuses accurately and fairly presents in all material respects the information required to be shown with respect to such plans, options and rights.

     (5) The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to the Purchase Agreements and, when issued and delivered by the Company pursuant to the Purchase Agreements against payment of the consideration set forth in the Purchase Agreements, will be validly issued and fully paid and non-assessable and no holder of the Securities is or will be subject to personal liability by reason of being such a holder. The Common Stock conforms in all material respects as to legal matters to all statements relating thereto contained in the Prospectuses and such descriptions conform to the rights set forth in the instruments defining the same.

     (6) To our knowledge, the sale of the Securities by the Company and the sale of the Securities by the Selling Shareholders is not subject to preemptive rights, co-sale rights, rights of first refusal or similar rights of any security holder of the Company, and except as disclosed in the Prospectuses, is not subject to registration rights. The Securities will be sold free and clear of all liens, encumbrances, equities or claims.

     (7) Each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction listed on Schedule A attached hereto which to our knowledge is each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to our knowledge, is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; to our knowledge none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any security holder of such Subsidiary or other party. To our knowledge, except as described in the Prospectuses or except as not required to be disclosed in the Prospectuses, the Company has no written agreement, commitment or understanding with respect to acquiring the business, stock, or material assets,


                                     A-1-2
except assets acquired in the ordinary course of business, of any other person or entity.

     (8) The Purchase Agreements have been duly authorized, executed and delivered by the Company.

     (9) The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the Prospectuses pursuant to Rule 424(b) have been made in the manner and within the time period required by Rule 424(b); and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

     (10) The Registration Statement, including any Rule 462(b) Registration Statement, the Rule 430A Information and the Rule 434 Information, as applicable, the Prospectuses and each amendment or supplement to the Registration Statement and Prospectuses as of their respective effective or issue dates (other than the financial statements and notes thereto, other financial information and supporting schedules included therein or omitted therefrom, as to which we need express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

     (11) If Rule 434 has been relied upon, the Prospectuses were not "materially different," as such term is used in Rule 434, from the prospectuses included in the Registration Statement at the time it became effective.

     (12) The form of certificate used to evidence the Common Stock complies in all material respects with all applicable requirements of the General Corporation Law of the State of Delaware, with any applicable requirements of the charter and by-laws of the Company and the requirements of the Nasdaq National Market.

     (13) To our knowledge, other than as set forth in the Prospectuses, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any Subsidiary is a party, or to which the property of the Company or any Subsidiary is subject, before or brought by any court or governmental agency or body (domestic or foreign), which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Purchase Agreements or the performance by the Company of its obligations thereunder.

                                     A-1-3

          (14) The information in the Prospectuses under (A) "Certain Transactions," and "Management" and (B) in the Registration Statement under
     Item 14, to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and by-laws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

          (15) To our knowledge, there are no statutes or regulations that are required to be described in the Prospectuses that are not described as required.

          (16) All descriptions in the Registration Statement of contracts and other documents to which the Company or its Subsidiaries are a party are accurate in all material respects; to our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

          (17) To our knowledge, neither the Company nor any Subsidiary is in violation of its charter or by-laws.

          (18) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any federal or Georgia court or governmental authority or agency, (other than under the 1933 Act and the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we need express no opinion) is necessary or required to be obtained by the Company or any of its Subsidiaries in connection with the due authorization, execution and delivery of the Purchase Agreement or for the offering, issuance or sale of the Securities to the Underwriters.

          (19) The execution, delivery and performance of the Purchase Agreements and the consummation of the transactions contemplated in the Purchase Agreements and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectuses under the caption "Use of Proceeds") and compliance by the Company with its obligations under the Purchase Agreements do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(x) of the Purchase Agreements) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument listed on the Exhibit Index to the S-1

                                     A-1-4

     Registration Statement, to which the Company or any Subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not reasonably be expected to have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any Subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or material decree, known to us, of the General Corporation Law of the State of Delaware, any Georgia or United States federal court, government or government instrumentality having jurisdiction over the Company or any Subsidiary or any of their respective properties, assets or operations.

          (20) To our knowledge, except as described in the Prospectuses, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

          (21) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

          (22) CFN has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses.

     We have not ourselves checked the accuracy and completeness of, or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectuses, except to the limited extent stated in paragraph
(iv), the second sentence of paragraph (v), paragraph (xiv) and the first clause of paragraph (xvi) above. In the course of our review and discussion of the contents of the Registration Statement and the Prospectuses with certain officers and employees of the Company and its independent accountants, but without independent check or verification, no facts have come to our attention which cause us to believe that the Registration Statement (other than the financial statements and notes thereto, other financial information and supporting schedules contained therein or omitted therefrom, as to which we express no belief), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that the Prospectuses (other than the financial statements and notes thereto, other financial information and supporting schedules contained therein or omitted therefrom, as to which we express no belief), as of their dates and as of the date hereof, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

                                     A-1-5

                                                                     Exhibit A-2


                           FORM OF OPINION OF MORRIS,
                            MANNING & MARTIN, L.L.P.
                            TO BE DELIVERED PURSUANT
                                 TO SECTION 5(b)


     (i) The statements made in the Prospectuses under the captions "Risk Factors--Government Regulation and Legal Uncertainties Related to CFN Could Adversely Affect Our Business" and "Business--Government Regulation," only insofar as those statements constitute a summary of principles of insurance laws or regulations applicable to the CFN Agency, Inc. business fairly and accurately represent the material insurance laws and regulations applicable to the operation of CFN Agency, Inc. business and, to the best of our actual knowledge, there are no state insurance statutes or regulations material to the operation of CFN Agency, Inc. business that are required to be described in the Prospectuses that are not described as required; and

     (ii) Nothing has come to our attention that leads us to believe that the statements made in the Prospectuses under the captions "Risk Factors-Government Regulation and Legal Uncertainties Related to CFN Could Adversely Affect Our Business" and "Business--Government Regulation" at the time the Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, only insofar as those statements constitute a summary of principles of state insurance laws or regulations to the CFN Agency, Inc. business.

                                     A-2-1

                                                                     Exhibit A-3


                               FORM OF OPINION OF
                             HUDSON COOK, LLP TO BE
                               DELIVERED PURSUANT
                                 TO SECTION 5(b)


     (i) The statements made in the Prospectuses under the captions "Risk Factors--Government Regulation and Legal Uncertainties Related to CFN Could Adversely Affect Our Business" and "Business--Government Regulation," insofar as those statements constitute a summary of principles of auto loan broker laws or regulations applicable to the business of CFN, fairly and accurately represent the material auto loan broker laws and regulations applicable to the operation CFN's business and to the best of our knowledge, there are no statutes or regulations material to the operation of CFN's auto loan broker business that are required to be described in the Prospectuses that are not described as required; and

     (ii) Nothing has come to our attention that leads us to believe that the statements made in the Prospectuses under the captions "Risk Factors-- Government Regulation and Legal Uncertainties Related to CFN Could Adversely Affect Our Business" and "Business--Government Regulation," at the time the Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as those statements constitute a summary of principles of auto loan broker laws or regulations applicable to the business of CFN.

                                     A-3-1

                                                                     Exhibit A-4


                               FORM OF OPINION OF
                          GOODWIN, PROCTER & HOAR, LLP
                              DELIVERED PURSUANT TO
                                  SECTION 5(b)


     (i) The statements made under "Risk Factors--Risks Relating to Our CFN Subsidiary--Government regulation and Legal Uncertainties Related to CFN Could Adversely Affect Our Business." and "Business--Consumer Financial Network-- Government Regulation of Insurance, Auto Finance and Mortgages" (the "Risk Factor Information") contained in the Prospectus regarding residential mortgage issues insofar as those statements constitute a summary of principles of mortgage loan laws or regulations applicable to the business of CFN, fairly and accurately represent the material mortgage loan laws and regulations applicable to the operation of the CFN home finance program; and

     (ii) On the basis of the information that we have gained in the course of participating in the preparation of the Risk Factor Information, nothing has come to our attention that would lead us to believe that the statements made regarding residential mortgage issues in the Risk Factor Information
     (i) in the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as those statements constitute a summary of the principles of mortgage loan laws or regulations applicable to the CFN home finance program, or (ii) in the Prospectus, at the time the Prospectus was issued or at the initial closing of the Offering, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading insofar as those statements constitute a summary of the principles of mortgage loan laws or regulations applicable to the CFN home finance program. In rendering such opinion, we have relied as to matters of fact (but not as to legal conclusions), to the extent we have deemed proper, on certificates or affidavits of responsible officers of the Company.

                                     A-4-1

                                                                       Exhibit B

             FORM OF OPINION OF COUNSEL FOR THE SELLING SHAREHOLDERS
                    TO BE DELIVERED PURSUANT TO SECTION 5(c)


     (i) No filing with, or consent, approval, authorization, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (other than the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under state securities laws, as to which we need express no opinion) is necessary or required to be obtained by the Selling Shareholders for the performance by each Selling Shareholder of its obligations under the Purchase Agreements or in the Power of Attorney and Custody Agreement, or in connection with the offer, sale or delivery of the Securities.

     (ii) Each Power of Attorney and Custody Agreement has been duly executed and delivered by the respective Selling Shareholders named therein and constitutes the legal, valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms.

     (iii) The Purchase Agreements have been duly authorized, executed and delivered by or on behalf of each Selling Shareholder.

     (iv) Each Attorney-in-Fact has been duly authorized by the Selling Shareholders to deliver the Securities on behalf of the Selling Shareholders in accordance with the terms of the Purchase Agreements.

     (v) The execution, delivery and performance of the Purchase Agreements and the Power of Attorney and Custody Agreement and the sale and delivery of the Securities and the consummation of the transactions contemplated in the Purchase Agreements and in the Registration Statement and compliance by the Selling Shareholders with their obligations under the Purchase Agreements have been duly authorized by all necessary action on the part of the Selling Shareholders and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities or any property or assets of the Selling Shareholders pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other instrument or agreement to which any Selling Shareholder is a party or by which it may be bound, or to which any of the property or assets of the Selling Shareholders may be subject nor will such action result in any violation of the provisions of the charter or by-laws of the Selling Shareholders, if applicable, or any law, administrative regulation, judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over such Selling Shareholder or any of its properties.

     (vi) By delivery of a certificate or certificates therefor such Selling Shareholder will transfer to the Underwriters who have purchased such Securities pursuant to the Purchase Agreements (without notice of any adverse claim to the Securities) valid and marketable title to such Securities, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

[Form of lock-up from directors, officers or other stockholders pursuant to
 Section 5(k)]

                                                                       Exhibit C
                                       October ___, 1999

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Donaldson, Lufkin & Jenrette Securities Corporation
BancBoston Robertson Stephens Inc.
First Union Securities, Inc.
The Robinson-Humphrey Company, LLC
   as Representatives of the several
   Underwriters to be named in the
   within-mentioned Purchase Agreement
c/o Merrill Lynch & Co.
    Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated
North Tower
World Financial Center
New York, New York  10281-1209


Ladies and Gentlemen:

     The undersigned, a security holder of IXL Enterprises, Inc., a Delaware corporation (the "Company"), or one of its Subsidiaries (as such term is defined in the Purchase Agreement (as defined herein)), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and certain other underwriters propose to enter into a Purchase Agreement (the "Purchase Agreement") with the Company and the Selling Shareholders referred to to therein providing for the public offering of shares (the "Securities") of the Company's common stock, par value $0.01 per share (the "Common Stock"). In recognition of the benefit that such an offering will confer upon the undersigned as a security holder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreement that, during a period of 90 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer to sell, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file or cause to be filed any registration statement under the

Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

     The foregoing paragraph shall not apply to (a) transactions by any person other than the Company relating to registered shares of Common Stock or other securities acquired in open market transactions or (b) transfers of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock to a member of the undersigned's immediate family or to a trust of which the undersigned or an immediate family member is the beneficiary (either one a "Transferee") provided that upon any such transfer, the Transferee shall sign a letter substantially similar to this letter agreement agreeing not to sell, grant any option to purchase, or otherwise transfer or dispose of any such Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock for the remainder of the above-referenced 90-day period.

     The undersigned agrees that the provisions of this Agreement shall be binding also upon the successors, assigns, heirs and personal representatives of the undersigned and that any registration rights with respect to the offering of Securities contemplated by the Purchase Agreement have been hereby waived.

                                                 Very truly yours,

                                                 Signature:
                                                           -------------------
                                                 Print Name:
                                                            ------------------

                                      C-2